Filed pursuant to Rule 497(a)
Registration No. 333-289793
Rule 482ad

[TEXT OF COMMUNICATION SENT VIA BLOOMBERG]

Issuer/Ticker:	Blue Owl Technology Finance Corp. (OTF)
Ratings*:	Moody’s: Baa3 (Stable) S&P: BBB- (Stable) Fitch: BBB- (Stable) Kroll: BBB (Stable)
Format:	SEC-Registered
Ranking:	Senior Unsecured Notes
Timing:	Today’s Business
Tenor:	3-Year Re-opening OTF 6.500% 10/15/2029
Size:	$200mm (New outstanding amount 700mm)
Coupon Type:	Fixed-Rate
Maturity Date:	October 15, 2029
Settlement Date:	August 20, 2026 (T+3)
Initial Price Talk:	T+275 bp area
CoC:	100% of the principal plus accrued and unpaid interest upon a Change of Control Repurchase Event
Optional Redemption:	1-month par call, MWC
Denominations:	$2,000 x $1,000
UOP:	Paydown existing indebtedness, including the Revolving Credit Facility
Book Runners:	Mizuho (B&D), ING, RBC, SOCGEN, SMBC
CUSIP/ISIN:	095924 AD8 / US095924AD81
Sales into Canada:	Yes, exemption
*            Note: A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time. Each securities rating should be evaluated independent of each other securities rating.
**          Blue Owl Technology Finance Corp. expects that delivery of the Notes will be made to investors on or about August 20, 2026, which will be the third business day following the date of the pricing of the Notes (such settlement being herein referred to as “T+3”). Under Rule 15c6-1 of the Securities Exchange Act of 1934, as amended, trades in the secondary market generally are required to settle in one business day, unless the parties to any such trade expressly agree otherwise. Accordingly, purchasers who wish to trade the Notes prior to one business day before the date of delivery will be required, by virtue of the fact that the Notes initially will settle in T+3, to specify an alternate settlement cycle at the time of any such trade to prevent a failed settlement. Purchasers of the Notes who wish to trade the Notes prior to one business day before the date of delivery should consult their own advisor.
Investors are advised to carefully consider the investment objectives, risks, charges and expenses of Blue Owl Technology Finance Corp. before investing. The preliminary prospectus supplement dated August 17, 2026, together with the accompanying prospectus dated August 22, 2025, which has been filed with the Securities and Exchange Commission (the “SEC”), and the documents incorporated by reference therein contain this and other information about Blue Owl Technology Finance Corp. and should be read carefully before investing.
The information in the preliminary prospectus supplement and the accompanying prospectus, and in this announcement, is not complete and may be changed. The preliminary prospectus supplement, the accompanying prospectus and this announcement are not offers to sell any securities of Blue Owl Technology Finance Corp. and are not soliciting an offer to buy such securities in any state or jurisdiction where such offer and sale is not permitted.
The issuer has filed a shelf registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement, the preliminary prospectus supplement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may obtain these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the preliminary prospectus supplement and accompanying prospectus if you request it from Mizuho Securities USA LLC toll free at 1-866-271-7403, ING Financial Markets LLC at 877-446-4930, RBC Capital Markets, LLC toll free at 1-866-375-6829, SG Americas Securities, LLC at 1-855-881-2108 or SMBC Nikko Securities America, Inc. at 1-888-868-6856.
Note that documents transmitted by e-mail may be altered or changed during the process of transmission and none of Mizuho, ING, RBC, SocGen, and SMBC, nor any of their respective affiliates, accepts liability or responsibility for any alteration or change. Use of e-mail is at your own risk and it is important for you to protect against viruses.
ANY DISCLAIMER OR OTHER NOTICE THAT MAY APPEAR BELOW IS NOT APPLICABLE TO THIS COMMUNICATION AND SHOULD BE DISREGARDED. SUCH DISCLAIMER OR NOTICE WAS AUTOMATICALLY GENERATED AS A RESULT OF THIS COMMUNICATION BEING SENT VIA BLOOMBERG OR ANOTHER EMAIL SYSTEM.
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